SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported)  February 21, 1996

                     BALCOR REALTY INVESTORS 86 - SERIES I
                       A REAL ESTATE LIMITED PARTNERSHIP
         ------------------------------------------------------------
                           Exact Name of Registrant

Illinois                           0-15649
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State or other jurisdiction        Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois              36-3327914
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Address of principal               I.R.S. Employer
executive offices                  Identification
                                   Number

60015
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Zip Code

              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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In 1986,  the  Partnership  acquired  the  Lakeside  garden  apartment  complex
utilizing approximately  $6,800,00  of  offering  proceeds.    The  Partnership
financed the acquisition of the property with a first mortgage loan in the amount of approximately $12,800,000.

On February 21, 1996, the Partnership contracted to sell the property for a sale price of $14,100,000 to an unaffiliated party, Mid-America Apartments, L.P., a Tennessee limited partnership. The purchaser has deposited $300,000 into an escrow account as earnest money. The remaining $13,800,000 of the sale price will be paid in cash by the purchaser at closing, scheduled to be held on March 12, 1996. From the proceeds of the sale, the Partnership will pay to an unaffiliated party a brokerage commission of $423,000 and to the holder of the first mortgage loan the outstanding balance of the loan, expected to be approximately $12,430,000 at closing, plus an additional amount equal to 50% of the net sale proceeds in excess of $12,654,000. The General Partner will be reimbursed by the Partnership for its actual expenses incurred in connection with the sale. The Partnership will receive $211,500 from the broker for its services. The purchaser will pay from its own funds a brokerage commission estimated to be $130,000 to an affiliate of the company which provides property management services at the property.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible that the sale of the property may not occur.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

             None

     (C)  EXHIBITS:

          (2) Agreement of Sale and attachment thereto relating to the sale of the Lakeside apartment complex.

No information is required under Items 1, 3, 4, 5, 6 and 8 and these items have, therefore, been omitted.
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Signature
-------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                    BALCOR REALTY INVESTORS 86 - SERIES I
                    A REAL ESTATE LIMITED PARTNERSHIP

                         By:  Balcor Partners-IX, an Illinois
                                general partnership, its general
                                 partner

                         By:  The Balcor Company,
                                 a Delaware corporation,
                                 a partner

                         By:  /s/  Jerry M. Ogle
                             ------------------------------------
                                 Jerry M. Ogle, Vice President
                                 and Secretary

Dated:  March 5, 1996
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